UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                             PLUMTREE SOFTWARE, INC.

               (Exact Name of Registrant as specified in charter)

                        Commission File Number 001-31344

               Delaware                                 94-3249110
   (State or other jurisdiction of           (I.R.S. Employer Identification
            incorporation)                                 Number)

          500 Sansome Street                              94111
      San Francisco, California                         (Zip Code)
   (Address of principal executive
               offices)

       Registrant's telephone number, including area code: (415) 263-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
                                -----------------

Item 2.02. Results of Operations and Financial Condition.
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Item 9.01. Financial Statements and Exhibits.
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SIGNATURES
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 2.02. Results of Operations and Financial Condition.

     Information Provided Under Item 2.02 of Form 8-K

     On January 27, 2005, Plumtree Software, Inc. (the "Company") issued a press release announcing results for the fiscal quarter ended December 31, 2004. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, but is instead "furnished" pursuant to that instruction.

Item 9.01. Financial Statements and Exhibits.

     Exhibit Number
     ----------------------------------------------------------------------

     99.1 Plumtree Software, Inc. press release dated January 27, 2005, announcing results for the fiscal quarter ended December 31, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PLUMTREE SOFTWARE, INC.

Dated: January 27, 2005                              By: /s/ John Kunze
                                                         -----------------------
                                                         John Kunze
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number
-------
99.1 Plumtree Software, Inc. press release dated January 27, 2005, announcing results for the fiscal quarter ended December 31, 2004